SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 2003

                           GREENE COUNTY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

     Federal                           0-25165                  14-1809721
-------------------                ------------------        ------------------
(State or other jurisdiction       (Commission File No.)     (IRS Employer
of incorporation)                                            Identification No.)



302 Main Street, Catskill NY                                      12414
-----------------------------                                 --------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (518) 943-2600


                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5.           Other Events and Regulation FD Disclosure

     On September 16, 2003, Greene County Bancorp, Inc. (the "Company") announced that the Company's wholly owned subsidiary, The Bank of Greene County, has filed applications with the State of New York for permission to establish a limited purpose commercial bank.

Item 7.  Financial Statements and Exhibits

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits

         Exhibit No.                 Description

            99                       Press release dated September 16, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             GREENE COUNTY BANCORP, INC.


DATE:  September 15, 2003            By:   /s/ J. Bruce Whittaker
                                          --------------------------
                                           J. Bruce Whittaker
                                           President and Chief Executive Officer

                                  Exhibit Index

Exhibit Number             Description

99.                        Press Release dated September 16, 2003

                                   EXHIBIT 99

September 16, 2003
FOR IMMEDIATE RELEASE
Contacts:         J. Bruce Whittaker, President and Chief Executive Officer
                  Michelle Plummer, Chief Financial Officer and Treasurer
                  518.943.2600

            Greene County Bancorp, Inc. Seeks Municipal Bank Charter



Catskill NY: September 16, 2003-- J. Bruce Whittaker, President and Chief Executive Officer of Greene County Bancorp, Inc. (NASDAQ-GCBC), today announced that the Company's wholly owned subsidiary, The Bank of Greene County, has filed applications with the State of New York for permission to establish a limited purpose commercial bank.

Under New York State municipal law, municipal sub-divisions are not permitted to deposit funds in thrift institutions such as The Bank of Greene County. By chartering a limited-purpose commercial bank subsidiary, the Bank will be able to accommodate the deposit needs of the municipalities and school and fire districts in its market area.

According to Mr. Whittaker, "For many years, The Bank of Greene County has been an active purchaser of locally issued municipal bonds. As of June 30, 2003, we held in our investment portfolio approximately $4.5 million in locally issued debt instruments issued by numerous towns, villages, and school and fire districts. We believe that this additional banking charter will allow us to further serve the banking needs of these entities by offering full deposit services equal to our commercial bank competitors." Municipal customers would be served at the Bank's existing retail branch locations in Catskill, Coxsackie, Cairo, Greenville, Tannersville and Westerlo.

According  to  Mr.  Whittaker,   subject  to  regulatory  approvals,   the  Bank
anticipates the new commercial bank will begin operations in the first quarter of 2004.


                                      (END)